FIRST AMENDMENT TO
EXCHANGE AGREEMENT

THIS FIRST AMENDMENT TO EXCHANGE AGREEMENT (this “Amendment”), dated as of June 13, 2011, is entered into by and among Castle Brands Inc., a Florida corporation (the “Company”), and Frost Gamma Investments Trust (the “Purchaser Majority”).

RECITALS

WHEREAS, the Company, the Purchaser Majority and certain other investors are parties to that certain Exchange Agreement, dated as of June 8, 2011 (the “Agreement”); capitalized terms that are used but not defined in this Amendment shall have the meanings ascribed thereto in the Agreement; and

WHEREAS, the Purchase Majority holds a majority in interest of the Existing Debt; and

WHEREAS, the Company and the Purchaser Majority desire to amend the Agreement, in accordance with Section 5.5 thereof, in order to add Betts & Scholl, LLC, a Florida limited liability company and an affiliate of Dennis Scholl, a director of the Company, as a Purchaser under the Agreement, in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser Majority hereby agree as follows:

AGREEMENT

1. Amendment. The Agreement shall be amended as follows:

(a) The second recital of the Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company in exchange for the Existing Debt and all accrued but unpaid interest thereon (other than accrued but unpaid interest on Existing Debt under the Betts & Scholl Note (as defined below)), as more fully described in this Agreement.”

(b) Section 1.1 of the Agreement is hereby amended by inserting in alphabetical order the terms “Betts & Scholl” and “Betts & Scholl Note” and the definitions of such terms shall read, respectively, as follows:

““Betts & Scholl” means Betts & Scholl, LLC, a Florida limited liability company.”

““Betts & Scholl Note” means that certain Amended and Restated Secured Non-Negotiable Promissory Note made by the Company to Betts & Scholl, dated November 11, 2009, as the same may be amended from time to time.”

(c) The definition of “Existing Note” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Existing Note” means, as to each Purchaser, the promissory note or notes evidencing the Existing Debt held by such Purchaser; provided, that, with respect to Betts & Scholl, “Existing Note” means that portion of the Betts & Scholl Note that represents the Subscription Amount of Betts & Scholl.”

(d) The definition of “Subscription Amount” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Subscription Amount” means, as to each Purchaser, the aggregate principal amount of Existing Debt plus accrued but unpaid interest thereon (as of the Closing Date) to be exchanged for the Preferred Stock purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount” and, with respect to accrued but unpaid interest on such Existing Debt, as evidenced on the books and records of the Company as of the Closing Date, in each case in United States dollars; provided, that, with respect to Betts & Scholl, “Subscription Amount” means the aggregate principal amount of Existing Debt to be exchanged for the Preferred Stock purchased hereunder as specified below such Betts & Scholl’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” but not accrued but unpaid interest thereon.”

(e) Section 2.2(b)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“such Purchaser’s Existing Note; provided, that in the case of Existing Debt under the Credit Agreement, no Existing Note need be delivered as long as Section 4.15 hereof has not been amended, and in the case of Existing Debt under the Betts & Scholl Note, no Existing Note need be delivered as long as Section 4.16 hereof has not been amended; and”

(f) Article IV of the Agreement is hereby amended to insert a new Section 4.16, which section shall read as follows:

“4.16 Betts & Scholl Note. Betts & Scholl and the Company agree that in the case of Existing Debt under the Betts & Scholl Note, upon the Closing, the issuance of shares of Preferred Stock and Warrants with respect to such Existing Debt as determined pursuant to Section 2.2(a) shall constitute a prepayment in full satisfaction of the Company’s obligations in respect of such Existing Debt, notwithstanding that the Betts & Scholl Note may not be delivered to the Company.”

(g) Section 5.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided, that, prior to the Closing, this Agreement may be modified, supplemented or amended in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Existing Debt. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding anything to contrary herein, after the date hereof but prior to the Closing Date, (a) Lafferty Ltd. may become a party to this Agreement, as of the date hereof, as a Purchaser with respect to $100,000.00 aggregate principal amount of Existing Debt under the Credit Agreement and (b) Betts & Scholl may become a party to this Agreement, as of the date hereof, as a Purchaser with respect to $107,354.23 aggregate principal amount of Existing Debt under the Betts & Scholl Note, in each case by delivering to the Company a counterpart signature page to this Agreement.”

2. Effect on Agreement. Other than as specifically set forth herein, all other terms and provisions of the Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect.

3. Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

5. Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

7. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Company and the Purchaser Majority have executed this Amendment as of the date first written above.

COMPANY:

CASTLE BRANDS INC.

By: /s/ Alfred J. Small
Name: Alfred J. Small
Title: Senior Vice President, Chief Financial
Officer, Treasurer and Secretary

PURCHASER MAJORITY:

FROST GAMMA INVESTMENTS TRUST

By: /s/ Phillip Frost, M.D.
Name: Phillip Frost, M.D.
Title: Trustee